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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                              ____________________

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
                              ____________________


               Date of Report (Date of earliest event reported):
                                  MAY 31, 1994


                                L.A. GEAR, INC.
             (Exact name of registrant as specified in its charter)


                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)


                                    1-10157
                            (Commission File Number)


                                   95-3375118
                       (IRS Employer Identification No.)


           2850 OCEAN PARK BOULEVARD, SANTA MONICA, CALIFORNIA  90405
           (Address of principal executive offices)        (Zip Code)


              Registrant's telephone number, including area code:
                                 (310) 822-1995

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

        ==============================================================

                   THIS REPORT INCLUDES A TOTAL OF 11 PAGES.
                      THE EXHIBIT INDEX APPEARS ON PAGE 4.
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Item 5.          Other Events.

         On May 31, 1994, L.A. Gear California, Inc. ("Borrower"), a wholly-owned subsidiary of L.A. Gear, Inc. (the "Company"), entered into the First Amendment to Loan and Security Agreement dated as of May 31, 1994 (the "First Amendment") to the Loan and Security Agreement (the "Loan Agreement") dated as of November 22, 1993, between Borrower and BankAmerica Business Credit, Inc. ("Lender"), pursuant to which Lender provides to Borrower a revolving line of credit facility for loans and letters of credit in an aggregate amount not to exceed $75 million. The First Amendment principally amends the Loan Agreement to (i) facilitate entry by Borrower into foreign exchange contracts with an affiliate of Lender, (ii) permit Borrower to obtain various overdraft extensions of credit from an affiliate of Lender and (iii) provide greater financial flexibility to Borrower. The First Amendment reduces the Adjusted Tangible Net Worth (as defined in the First Amendment) for the remainder of the Company's 1994 fiscal year to $169.5 million from $175 million and, as long as the Adjusted Tangible Net Worth is below $175 million, imposes a quarterly minimum earnings requirement commencing with the Company's 1994 third fiscal quarter. The foregoing description of the First Amendment is qualified in its entirety by reference to the full text of the First Amendment, filed as Exhibit 99.2 hereto and which is incorporated herein by reference.

Item 7.          Financial Statements and Exhibits.

                 (a)      Financial Statements of Business Acquired.
                          Not applicable.

                 (b)      Pro Forma Financial Information.
                          Not applicable.

                 (c)      Exhibits.

                          99.2 First Amendment to Loan and Security Agreement dated as of May 31, 1994, by and between L.A. Gear California, Inc. and BankAmerica Business Credit, Inc.


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                                   SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       L.A. GEAR, INC.



Dated:  June 2, 1994                   By:  /s/ William L. Benford
                                            -------------------------------
                                            William L. Benford
                                            Executive Vice President
                                            and Chief Financial
                                            Officer





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                                 EXHIBIT INDEX

Exhibit                                                          Page
  No.          Document                                          No.
- - -------        --------                                          ----
  99.2         First Amendment to Loan and Security                5
               Agreement dated as of May 31, 1994
               by and between L.A. Gear California, Inc.
               and BankAmerica Business Credit, Inc.





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